UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Tax-Advantaged Global Shareholder Yield Fund

Annual Report
10.31.09

Ticker | **HTY**

Management’s discussion of
Fund performance

By Epoch Investment Partners, Inc. and Analytic Investors, LLC

The 12 months ended October 31, 2009, covered a remarkable period that included the depths of the credit crisis and subsequent dramatic rebound in the economy and financial markets. The unprecedented response taken by central banks and governments around the world helped stabilize financial markets and fueled a dramatic stock market rebound. For the 12 months ended October 31, 2009, John Hancock Tax-Advantaged Global Shareholder Yield Fund posted total returns of 11.05% at net asset value (NAV) and 17.94% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which cause it to trade at a discount or a premium to the Fund’s NAV share price at any time. By comparison, the Fund’s old benchmark — the S&P Developed Broad Market Index-World Equity Index — returned 21.49%, while the new benchmark — the MSCI World Index (net) — had a return of 18.42%. Going forward, the Fund’s performance will be presented against the MSCI World Index because it better represents the Fund’s investment style.

The higher-quality stocks favored by the Fund’s investment strategy generally held up better during the downturn, but lagged the lower-quality, higher-beta, cyclical names that did remarkably well beginning in about March 2009. As a result, the Fund produced double-digit gains, but lagged the benchmark. Stock selection and an underweight position in the economically sensitive materials sector detracted most from relative results. It also detracted from relative return to hold a sizable overweight position in utilities shares. Though these stocks managed positive results on average, they lagged the benchmark by a wide margin. At the other end of the spectrum, some of the key contributions to relative results came from selection and allocation decisions in the health care and energy sectors. It helped to be underweight compared with the benchmark in these lagging sectors; in addition, our holdings in these sectors outperformed those in the index. Many of the leading individual contributors to relative performance were found in the consumer staples sector. The options component, which is intended to generate additional capital gains, detracted from performance, posting negative returns.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

6	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Portfolio summary

Top 10 Holdings[1]

Total SA	4.2%	Diageo PLC	2.6%

Philip Morris International, Inc.	4.1%	Reynolds American, Inc.	2.6%

Progress Energy, Inc.	3.5%	Windstream Corp.	2.4%

Merck & Co., Inc.	2.8%	CenturyTel, Inc.	2.3%

France Telecom SA	2.8%	Nicor, Inc.	2.2%

Sector Composition[2,3]

Utilities	24%	Health Care	7%

Telecommunication Services	20%	Consumer Discretionary	3%

Consumer Staples	20%	Materials	2%

Energy	13%	Industrials	2%

Financials	8%	Information Technology	1%

1 As a percentage of net assets on October 31, 2009. Excludes cash and cash equivalents.

2 As a percentage of net assets on October 31, 2009.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	7

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-09

	Shares	Value

Common Stocks 93.68%		$109,517,079

(Cost $116,409,008)

Austria 0.41%		483,041

Telekom Austria AG	29,500	483,041

Belgium 2.99%		3,490,355

Anheuser-Busch InBev NV ST VVPR (I)	102,400	753

Belgacom SA	50,000	1,875,387

Mobistar SA	23,500	1,614,215

Brazil 0.64%		742,223

Redecard SA	50,000	742,223

Canada 1.75%		2,043,401

BCE, Inc.	48,300	1,155,665

Shaw Communications, Inc. (Class B)	49,900	887,736

Finland 0.58%		672,016

Fortum Oyj	28,400	672,016

France 8.78%		10,265,077

France Telecom SA	130,000	3,214,365

SCOR SE	39,500	1,006,363

Total SA	82,900	4,936,425

Vivendi SA	40,000	1,107,924

Germany 1.22%		1,427,269

RWE AG	16,300	1,427,269

Hong Kong 1.00%		1,169,961

CLP Holdings, Ltd.	175,000	1,169,961

Italy 1.56%		1,822,963

Enel SpA	198,500	1,183,381

Eni SpA SADR	12,900	639,582

Netherlands 1.23%		1,440,693

Royal Dutch Shell PLC SADR	24,250	1,440,693

New Zealand 0.22%		261,524

Telecom Corp. of New Zealand Ltd. SADR	29,188	261,524

Norway 1.86%		2,176,720

StatoilHydro ASA SADR	92,000	2,176,720

Philippines 0.62%		730,210

Philippine Long Distance Telephone Co. SADR	13,700	730,210

See notes to financial statements

8	Tax-Advantaged Global Shareholder Yield Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

	Shares	Value
Spain 2.77%		$3,242,330

Banco Santander SA	36,500	587,536

Gas Natural SDG SA	21,000	421,840

Telefonica SA	80,000	2,232,954

Switzerland 1.49%		1,743,188

Nestle SA	37,500	1,743,188

United Kingdom 16.14%		18,868,227

AstraZeneca PLC SADR	44,000	1,976,040

BAE Systems PLC	457,900	2,356,370

BP PLC	30,000	282,532

BP PLC SADR	30,000	1,698,600

British American Tobacco PLC	43,400	1,385,732

Diageo PLC SADR	47,500	3,088,450

Imperial Tobacco Group PLC	65,000	1,915,567

National Grid PLC	121,100	1,204,102

Scottish & Southern Energy PLC	127,800	2,262,541

United Utilities Group PLC	159,209	1,149,551

Vodafone Group PLC	700,000	1,548,742

United States 50.42%		58,937,881

Altria Group, Inc.	105,800	1,916,038

American Electric Power Co., Inc.	30,000	906,600

Arthur J. Gallagher & Co.	88,400	1,972,204

AT&T, Inc.	68,000	1,745,560

Bristol-Myers Squibb Co.	103,800	2,262,840

CenturyTel, Inc.	80,800	2,622,768

ConocoPhillips	24,291	1,218,922

DaVita, Inc. (I)	13,700	726,511

Diamond Offshore Drilling, Inc.	6,900	657,225

Duke Energy Corp.	152,400	2,410,968

E.I. Du Pont de Nemours & Co.	80,000	2,545,600

Frontier Communications Corp.	128,471	921,137

H.J. Heinz Co.	23,700	953,688

Kraft Foods, Inc. (Class A)	50,000	1,376,000

Lorillard, Inc.	30,700	2,386,004

Merck & Co., Inc.	104,000	3,216,720

Nicor, Inc.	70,000	2,595,600

NiSource, Inc.	100,000	1,292,000

NSTAR	16,900	523,055

OGE Energy Corp.	22,000	730,840

ONEOK, Inc.	40,000	1,448,400

Philip Morris International, Inc.	100,000	4,736,000

Progress Energy, Inc.	109,900	4,124,547

Reynolds American, Inc.	62,502	3,030,097

Southern Co.	71,000	2,214,490

Spectra Energy Corp.	60,000	1,147,200

Teco Energy, Inc.	110,000	1,577,400

Verizon Communications, Inc.	75,000	2,219,250

Waste Management, Inc.	30,100	899,388

See notes to financial statements

Annual report | Tax-Advantaged Global Shareholder Yield Fund	9

F I N A N C I A L  S T A T E M E N T S

United States (continued)

Westar Energy, Inc.	62,500	$1,196,875

WGL Holdings, Inc.	16,900	558,714

Windstream Corp.	291,000	2,805,240

	Shares	Value

Preferred Stocks 1.08%		$1,264,472

(Cost $1,327,395)

United States 1.08%		1,264,472

Bank of America Corp., 6.50%	22,200	499,500

Comcast Corp., 7.00% Ser B	31,300	764,972

	Par Value	Value

Short-Term Investments 4.81%		$5,616,000

(Cost $5,616,000)

Repurchase Agreement with State Street Corp. dated 10-30-09 at 0.01% to be repurchased at $5,616,002 on 11-2-09, collateralized by $4,460,000
Federal National Mortage Association, 5.375% due 6-12-17 (valued at $5,101,125, including interest) and collateralized by $605,000
Federal Home Loan Bank, 4.38% due 9-17-10 (valued at $628,958,
including interest)	$5,616,000	5,616,000

Total investments (Cost $123,352,403)† 99.57%		$116,397,551

Other assets and liabilities, net 0.43%		$506,119

Total net assets 100.00%		$116,903,670

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

SADR Sponsored American Depositary Receipts

(I) Non-income producing security.

† At October 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $128,318,810. Net unrealized depreciation aggregated $11,921,259, of which $4,185,164 related to appreciated investment securities and $16,106,423 related to depreciated investment securities.

See notes to financial statements

10	Tax-Advantaged Global Shareholder Yield Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments, at value (Cost $123,352,403)	$116,397,551
Cash	837
Foreign currency, at value (Cost $3,630,664)	3,585,384
Receivable for investments sold	6,899,957
Dividends and interest receivable	570,026
Other receivables and prepaid assets	11,607
Total assets	127,465,362

Liabilities

Payable for investments purchased	9,998,900
Payable for written options, at value (Premiums received $1,392,010) (Note 3)	465,025
Payable to affiliates
Accounting and legal services fees	723
Transfer agent fees	24,597
Other liabilities and accrued expenses	72,447

Total liabilities	10,561,692

Net assets

Capital paid-in	$165,862,913
Undistributed net investment income	3,563
Accumulated net realized loss on investments, written options and foreign
currency transactions	(42,883,632)
Net unrealized depreciation on investments, written options and
translation of assets and liabilities in foreign currencies	(6,079,174)

Net assets	$116,903,670

Net asset value per share

Based on 9,332,600 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$12.53

See notes to financial statements

Annual report | Tax-Advantaged Global Shareholder Yield Fund	11

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$8,665,005
Interest	1,650
Less foreign taxes withheld	(446,124)

Total investment income	8,220,531

Expenses

Investment management fees (Note 5)	1,125,416
Accounting and legal services fees (Note 5)	18,369
Transfer agent fees (Note 5)	49,790
Trustees’ fees (Note 6)	41,797
Printing and postage fees	55,220
Professional fees	78,814
Custodian fees	41,351
Stock exchange listing fees	23,750
Other	17,438

Total expenses	1,451,945

Net investment income	6,768,586

Realized and unrealized gain (loss)

Net realized gain (loss) on

Investments	(33,247,563)
Written options (Note 3)	(1,829,108)
Foreign currency transactions	(248,875)
(35,325,546)
Change in net unrealized appreciation (depreciation) of
Investments	38,391,277
Written options (Note 3)	783,967
Translation of assets and liabilities in foreign currencies	(3,355)
39,171,889
Net realized and unrealized gain	3,846,343

Increase in net assets from operations	$10,614,929

See notes to financial statements

12	Tax-Advantaged Global Shareholder Yield Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

This Statement of Changes in Net Assets shows how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-09	10-31-08

Increase (decrease) in net assets

From operations
Net investment income	$6,768,586	$9,765,597
Net realized loss	(35,325,546)	(5,737,933)
Change in net unrealized appreciation (depreciation)	39,171,889	(49,148,295)

Increase (decrease) in net assets resulting from operations	10,614,929	(45,120,631)

Distributions to shareholders
From net investment income	(6,513,511)	(9,597,541)
From net realized gain	—	(3,540,744)
From tax return of capital	(7,785,725)	(3,691,715)

Total distributions	(14,299,236)	(16,830,000)

From Fund share transactions (Note 7)	(216,900)	11,460,000

Total decrease	(3,901,207)	(50,490,631)

Net assets

Beginning of year	120,804,877	171,295,508

End of year	$116,903,670	$120,804,877

Undistributed (overdistributed) net investment income	$3,563	($2,637)

See notes to financial statements

Annual report | Tax-Advantaged Global Shareholder Yield Fund	13

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	10-31-09	10-31-08	10-31-07[1]

Per share operating performance

Net asset value, beginning of year	$12.92	$19.58	$19.10[2]
Net investment income[3]	0.72	1.05	0.02
Net realized and unrealized gain (loss) on investments	0.42	(5.91)	0.50
Total from investment operations	1.14	(4.86)	0.52
Less distributions to common shareholders
From net investment income	(0.70)	(1.03)	—
From net realized gain	—	(0.38)	—
From tax return of capital	(0.83)	(0.39)	—
Total distributions	(1.53)	(1.80)	—
Anti-dilutive impact of repurchase plan	—[4,5]	—	—

Capital Charges

Offering costs related to common shares	—[4]	—	(0.04)
Net asset value, end of year	$12.53	$12.92	$19.58
Per share market value, end of year	$11.33	$11.00	$20.20
Total return at net asset value (%)[6]	11.05	(25.56)	2.51[7,8]
Total return at market value (%)[6]	17.94	(38.57)	1.00[8]

Ratios and supplemental data

Net assets applicable to common shares, end of year (in millions)	$117	$121	$171
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.23	1.46[9]
Expenses net of fee waivers and credits	1.29	1.23	1.30[9]
Net investment income	6.01	6.29	1.10[9]
Portfolio turnover (%)	126	195	3

1 Period from 9-26-07 (commencement of operations) to 10-31-07.

2 Reflects the deduction of a $0.90 per share sales load.

3 Based on the average daily shares outstanding.

4 Less than $0.01 per share.

5 The repurchase plan was completed at an average repurchase price of $11.09 for 17,400 shares. The redemption for the year ended October 31, 2009 was $192,900 and had a less than $0.01 NAV impact.

6 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

8 Not annualized.

9 Annualized.

See notes to financial statements

14	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Notes to financial statements

Note 1
Organization

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on bid quotations, or evaluated prices, as applicable, obtained from broker-dealers or fair valued as described below. Certain short-term debt instruments are valued at amortized cost.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Fair value measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 — Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures.

Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these

Annual report | Tax-Advantaged Global Shareholder Yield Fund	15

techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the-counter derivative contracts, including certain options use these techniques.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009, by major security category or security type. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, which are stated at market value.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Belgium	—	$3,490,355	—	$3,490,355

Canada	$2,043,401	—	—	2,043,401

France	—	10,265,077	—	10,265,077

Italy	639,582	1,183,381	—	1,822,963

Norway	2,176,720	—	—	2,176,720

Spain	—	3,242,330	—	3,242,330

Switzerland	—	1,743,188	—	1,743,188

United Kingdom	6,763,090	12,105,137	—	18,868,227

United States	60,202,353	—	—	60,202,353

Other Countries	3,174,650	3,752,287	—	6,926,937

Short-Term Investments	—	5,616,000	—	5,616,000

Total Investments in	$74,999,796	$41,397,755	—	$116,397,551
Securities
Other Financial	(465,025)	—	—	(465,025)
Instruments

Totals	$74,534,771	$41,397,755	—	$115,932,526

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take receipt of all securities underlying the repurchase agreements it has entered into, until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser.

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial

16	Tax-Advantaged Global Shareholder Yield Fund | Annual report

reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Overdrafts

Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Foreign currency translation

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S.dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Risks associated with foreign investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may

Annual report | Tax-Advantaged Global Shareholder Yield Fund	17

be less liquid and more volatile than securities of comparable U.S. companies. In certain countries, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Federal income taxes

The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $36,990,240 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that the carryforward is used by the Fund, it will reduce the amount of capital gain distributions to be paid. The loss carryforward of $36,990,240 expires on October 31, 2017.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are paid annually. During the year ended October 31, 2009, the tax character of distributions paid was as follows: ordinary income $6,513,511 and return of capital $7,785,725. During the year ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $9,597,541, long-term capital gain $3,540,744 and return of capital $3,691,715.

As of October 31, 2009, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to foreign currency transactions.

Note 3
Financial instruments

Options

The Fund may purchase and sell put and call options on securities, securities indices, currencies, swaps and futures contracts. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. The Fund may use options to manage against possible changes in the market value of the Fund’s assets, mitigate exposure to fluctuations in currency values or interest rates, or protect the Fund’s unrealized gains.

Options listed on an exchange, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Using an independent pricing source, options not listed on an exchange are valued at the mean between the last bid and ask prices.

When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Fund exercises a call option, the

18	Tax-Advantaged Global Shareholder Yield Fund | Annual report

cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Losses may arise when buying and selling options if there is an illiquid secondary market for the options, which may cause a party to receive less than would be received in a liquid market, or if the counterparties do not perform under the terms of the options.

During the year ended October 31, 2009, the Fund wrote call options in an attempt to enhance gain/income.

		PREMIUMS
	NUMBER OF	(RECEIVED)
	CONTRACTS	PAID

Outstanding, beginning of period	530	($1,550,538)
Options written	43,943	(62,011,247)
Options closed	(37,773)	56,672,085
Options expired	(4,763)	5,013,738
Options exercised	(437)	483,952
Outstanding, end of period	1,500	($1,392,010)

The following is a summary of open written options outstanding as of October 31, 2009:

		EXPIRATION	NUMBER OF
NAME OF ISSUER	EXERCISE PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Calls

KBW Bank Index	$50	Nov 2009	600	($89,400)	($12,000)

Morgan Stanley	760	Nov 2009	40	(169,880)	(28,000)
Cyclical Index

NASDAQ 100	1,750	Nov 2009	15	(64,485)	(13,500)
Stock Index

Philadelphia	105	Nov 2009	280	(127,960)	(19,600)
Housing Index

Philadelphia	320	Nov 2009	90	(187,830)	(16,425)
Semiconductor
Index

S&P 400 Midcap	700	Nov 2009	40	(106,680)	(16,200)
Index

S&P 500 Index	1,075	Nov 2009	295	(429,815)	(244,850)

S&P 600 Small	325	Nov 2009	90	(115,110)	(11,700)
Cap Index

S&P 500 Index	1,075	Dec 2009	50	(100,850)	(102,750)

Total			1,500	($1,392,010)	($465,025)

During the year ended October 31, 2009, the Fund held written options which ranged from 530 to 2,400 contracts.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	19

Fair value of derivative instruments by risk category

The table below summarizes the fair values of derivatives held by the Fund at October 31, 2009, by risk category:

	STATEMENT OF ASSETS	FINANCIAL	ASSET	LIABILITY
	AND LIABILITIES	INSTRUMENTS	DERIVATIVES FAIR	DERIVATIVES
	LOCATION	LOCATION	VALUE	FAIR VALUE

Equity contracts	Written options,	Written options	—	($465,025)
	at value
Total			—	($465,025)

Effect of derivative instruments on the Statement of Operations

The table below summarizes the realized gain (loss) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the year ended October 31, 2009:

	WRITTEN OPTIONS	TOTAL

Statement of Operations location — Net realized gain
(loss) on
Equity contracts	($1,829,108)	($1,829,108)
Total	($1,829,108)	($1,829,108)

The table below summarizes the change in unrealized appreciation (depreciation) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the year ended October 31, 2009:

	WRITTEN OPTIONS	TOTAL

Statement of Operations location — Change in
unrealized appreciation (depreciation) of
Equity contracts	$783,967	$783,967
Total	$783,967	$783,967

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Investment advisory and other
agreements

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned indirect subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 1.00% of the Fund’s average daily gross asset value. The Adviser has a subadvisory agreement with Epoch Investment Partners, Inc. and with Analytic Investors, LLC. The Fund is not responsible for payment of subadvisory fees.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

20	Tax-Advantaged Global Shareholder Yield Fund | Annual report

The accounting and legal services fees incurred for the year ended October 31, 2009 were equivalent to an annual effective rate of 0.02% of the Fund’s average daily net assets.

Note 6
Trustees’ fees

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 7
Fund share transactions

Common shares

Effective December 12, 2008, the Board of Trustees, in evaluating strategic options to enhance shareholder value and potentially decrease the discount between the market price and the net asset value (“NAV”) of the Fund’s common shares, has approved a share repurchase plan. Under the plan the Fund may purchase, in the open market, up to 10% of its outstanding common shares commencing immediately through December 31, 2009.

This listing illustrates the number of Fund shares issued and repurchased during the years ended October 31, 2009 and October 31, 2008, along with the corresponding dollar value.

	Year ended 10-31-09		Year ended 10-31-08

	Shares	Amount	Shares	Amount
Shares Issued	—	—	600,000	$11,460,000[1]
Offering costs	—	($24,000)[2]	—	—
related to common shares
Repurchased	(17,400)	(192,900)	—	—
Net increase (decrease)	(17,400)	($216,900)	600,000	$11,460,000

1Net of $0.90 per share sales load of the initial offering price of $20.00 per share.

2Offering costs related to the October 31, 2008 issuance of common shares.

Note 8
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities during the year ended October 31, 2009, aggregated $138,435,674 and $146,110,951, respectively.

Note 9
Subsequent event

On December 8, 2009 the Board of Trustees approved the renewal of the Fund’s current share repurchase plan, which is set to expire on December 31, 2009. As renewed, the Fund may purchase, in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009).

Annual report | Tax-Advantaged Global Shareholder Yield Fund	21

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Tax-Advantaged Global
Shareholder Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) at October 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

22	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2009, 64.05% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	23

Investment objective and policy

The Fund’s investment objective is to provide a high level of total return consisting of a high level of current income and gains and long term capital appreciation. The Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the federal income tax consequences on income and gains generated by the Fund.

Under normal market condition, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying stocks of issuers located throughout the world. The Fund also intends to write call options on a variety of both U.S. and non-U.S. broad-based indices.

Bylaws

Effective September 9, 2008, the Fund’s Bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Dividends and distributions

During the year ended October 31, 2009, distributions totaling $1.530 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 31, 2008	$0.4500
March 31, 2009	0.3600
June 30, 2009	0.3600
September 30, 2009	0.3600
Total	$1.5300*

* Includes $0.83 of tax return of capital.

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the Plan Agent), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifyingthe Plan Agent by telephone or byvisiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where

24	Tax-Advantaged Global Shareholder Yield Fund | Annual report

necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	25

Shareholder meeting (unaudited)

On April 28, 2009, an adjourned session of the Annual Meeting of the Shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting upon the proposals listed below:

Proposal 1: Election of six Trustees to serve until their respective successors have been duly elected and qualified.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 28, 2009.

		WITHHELD
	FOR	AUTHORITY

Deborah C. Jackson	4,605,726	126,589
Charles L. Ladner	4,600,230	132,085
Stanley Martin	4,605,534	126,781
John A. Moore	4,601,480	130,835
Gregory A. Russo	4,611,246	121,069
John G. Vrysen	4,608,034	124,281

Proposal 2: To adopt a new form of investment advisory agreement.

PROPOSAL 2 PASSED ON APRIL 28, 2009.

For	3,382,772
Against	95,431
Withheld	144,074
Broker Non-Votes	1,110,038

26	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Board Consideration of and
Continuation of Investment
Advisory Agreement and
Subadvisory Agreements

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of existing advisory and subadvisory agreements. At meetings held on May 6–7 and June 8–9, 2009, the Board considered the renewal of:

(i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser),

(ii) the investment subadvisory agreement (the Subadvisory Agreement) with Epoch Investment Partners , Inc. (the Epoch) and

(iii) the Subadvisory Agreement with Analytic Investors, LLC (Analytic) for the Fund.

Epoch and Analytic are each a Subadviser, and collectively are referred to as the Subadvisers. The Advisory Agreement and the Subadvisory Agreements are collectively referred to as the Advisory Agreements. The Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadvisers and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadvisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadvisers responsible for the daily investment activities of the Fund. The Board considered the Subadvisers’ history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and each Subadviser’s compliance department. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadvisers supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than two full years of operational history and considered the performance results for the Fund over 1-year time period ended December 31, 2008. The Board also considered these results

Annual report | Tax-Advantaged Global Shareholder Yield Fund	27

in comparison to the performance of a category of relevant funds (the Category), a peer group of comparable funds (the Peer Group) and two benchmark indices. The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. The Board reviewed the methodology used by Morningstar to select the funds in the Category and the Peer Group, and noted the imperfect comparability of the Peer Group. The Board also considered updated performance information at its May and June 2009 meetings. Performance and other information may be quite different as of the date of this shareholder report.

The Board viewed favorably that the Fund’s performance was higher than the performance of its Category and Peer Group medians and both benchmark indices, the MSCI World Index and the MSCI EAFE Index.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was equal to the Category median and inline with the Peer Group median.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Net Expense Ratio was inline with the Peer Group and Category medians. The Board also noted that the Fund’s Gross Expense Ratio was inline with the Peer Group median and lower than the Category median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expense results supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadvisers for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rates were fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that the Subadvisory Agreement Rate paid to each Subadviser had been negotiated by the Adviser on an arm’s length basis and that each Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund,

28	Tax-Advantaged Global Shareholder Yield Fund | Annual report

including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and each Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates and the Subadvisers as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadvisers with the Fund and benefits potentially derived from an increase in business of the Adviser and Subadvisers as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadvisers as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	29

Information about the Epoch portfolio managers

Management Biographies and Fund Ownership

Below is a list of the Epoch portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

William W. Priest
Founder, chief executive officer, co-chief investment officer and portfolio manager,
  Epoch Investment Partners, Inc. since 2004
Co-managing partner and portfolio manager,
  Steinberg, Priest & Sloan Capital Management, LLC (2001–2004)
Began business career in 1965
Joined Fund team in 2007
Fund ownership — $50,001–$100,000

Eric Sappenfield
Managing director, portfolio manager and senior analyst,
  Epoch Investment Partners, Inc. since 2006
Research analyst, Spear, Leads & Kellogg (2004–2006)
Senior analyst, Steinberg Priest & Sloane Capital Management, LLC (2002–2004)
Began business career in 1985
Joined Fund team in 2007
Fund ownership — $10,001–$50,000

Michael A. Welhoelter
Managing director, portfolio manager and head of quantitative research and risk management,
  Epoch Investment Partners, Inc. since 2005
Director and portfolio manager, Columbia Management Group, Inc. (2001–2005)
Began business career in 1986
Joined Fund team in 2007
Fund ownership — $50,001–$100,000

30	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total net assets in the table is as of October 31, 2009. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, pooled separate accounts, and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

William W. Priest	Other Registered Investment Companies: 3 (three) accounts with total net assets of approximately $724 million
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately $2.4 billion
Other Accounts: 138 (one hundred thirty-eight) accounts with total net assets of approximately $2.6 billion

Eric Sappenfield	Other Registered Investment Companies: 1 (one) account with
total net assets of approximately $427 million
Other Pooled Investment Vehicles: 1 (one) account with total net assets of approximately $486 million
Other Accounts: None

Michael A. Welhoelter	Other Registered Investment Companies: 3 (three) accounts with total net assets of approximately $724 million
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately $2.4 billion
Other Accounts: 138 (one hundred thirty-eight) accounts with total net assets of approximately $2.6 billion

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

With respect to accounts managed by Messrs. Priest, Welhoelter and Pearl, the Subadviser receives performance-based fees with respect to six (6) Other Accounts with total assets of approximately $343 million and one (1) Other Pooled Investment Vehicle with total assets of approximately $90 million.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	31

Information about the Analytic portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

Harindra de Silva, Ph. D., CFA
President and portfolio manager, Analytic Investors, LLC since 1995
Principal at Analysis Group, Inc. (1986–1994)
Began business career in 1984
Joined Fund team in 2007
Fund ownership — None

Gregory M. McMurran
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007
Fund ownership — None

Dennis Bein, CFA
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1995
Senior consultant, AG Risk Management (1990–1998)
Began business career in 1990
Joined Fund team in 2007
Fund ownership — None

Yigal Newman, Ph.D.
Portfolio Manager Analytic Investors, LLC since 2009
Research Analyst, Analytic Investors, LLC (2005–2009)
Began business career in 2004
Joined Fund team in 2007
Fund ownership — None

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Harindra de Silva, Ph.D., CFA	Other Registered Investment Companies: 14 (fourteen) accounts with total net assets of approximately $3.5 billion
Other Pooled Investment Vehicles: 17 (seventeen) accounts with total net assets of approximately $1.5 billion
Other Accounts: 31 (thirty-one) accounts with total net assets of approximately $2.7 billion

Gregory M. McMurran	Other Registered Investment Companies: 5 (five) accounts with total net assets of approximately $.5 billion
Other Pooled Investment Vehicles: 1 (one) accounts with total net assets of approximately $.1 billion
Other Accounts: 2 (two) accounts with total net assets of
approximately $0.2 billion

32	Tax-Advantaged Global Shareholder Yield Fund | Annual report

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Dennis Bein, CFA	Other Registered Investment Companies: 13 (thirteen) accounts with total net assets of approximately $3.4 billion
Other Pooled Investment Vehicles: 18 (eighteen) accounts with total net assets of approximately $2.2 billion
Other Accounts: 34 (thirty-four) accounts with total net assets of approximately $2.6 billion

Yigal Newman, Ph.D.	Other Registered Investment Companies: None
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above, except for Messrs. de Silva, McMurran and Bein, who each receive a fee based on performance for 14 accounts, 1 account and 14 accounts, respectively, for “Other Pooled Investments” and for 13 accounts, 0 accounts and 13 accounts, respectively, for “Other Accounts” in the table above.

Conflicts of Interest

Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	33

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation

Epoch Compensation

Our compensation system consists of three components — salary, bonus and stock ownership. The mix of remuneration elements varies according to the employee’s level of responsibility and the role that their judgment plays in executing that responsibility. Every employee’s compensation includes a base salary, annual bonus and incentive compensation. The portfolio management teams are compensated based on the performance of their product, their contribution to that performance, the overall performance of the firm and their contribution to the betterment of the firm through corporate citizenship.

Analytic Compensation

Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

34	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2007	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2007	47

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2007	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009), Lincoln National Corporation (insurance) (since 2006), Resolute Energy Corporation (oil and gas) (since 2009), Southwest Airlines (since 2000), Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (2003–2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner, Born: 1938	2007	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Annual report | Tax-Advantaged Global Shareholder Yield Fund	35

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2007	47

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator and Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2007	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2007	262

Senior Executive Vice President (since 2009), Executive Vice President (1999–2009), Manulife Financial
Corporation; Director and President, John Hancock Variable Life Insurance Company (since 2007);
Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and
John Hancock Funds, LLC (since 2005); Chairman and Director, John Hancock Investment Management
Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.)
(until 2004).

36	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Non-Independent Trustees[3] (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen,[4] Born: 1955	2009	47

Senior Vice President (since 2006), Vice President (until 2006), Manulife Financial Corporation;
Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, The
Berkeley Financial Group, LLC, John Hancock Investment Management Services, LLC (“JHIMS”), and
John Hancock Funds, LLC (since 2007); Chief Operating Officer, JHF II and JHT (since 2007); Chief
Operating Officer, John Hancock Funds and JHF III (2007–2009); Director, John Hancock Signature
Services, Inc. (“Signature Services”) (since 2005); Chief Financial Officer, John Hancock Advisers, LLC,
The Berkeley Financial Group, LLC, MFC Global Investment Management (U.S.) (“MFC Global (U.S.)”),
JHIMS, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005–2007).

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund		Officer
Principal occupation(s) and other		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2007

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC, John Hancock Funds,
LLC (since 2005); Director, MFC Global (U.S.) (since 2005); Chairman and Director, Signature Services
(since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management
Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds (since 2005) and
JHF III (since 2006); Executive Vice President (since 2009), President and Chief Executive Officer (until
2009), JHT and JHF II; Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since
2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice
President, John Hancock Funds, LLC (until 2005).

Andrew G. Arnott, Born: 1971		2009

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2009); Senior Vice President (since 2007),
Vice President (2005–2007), John Hancock Advisers, LLC; Senior Vice President (since 2008), Vice
President (2006–2008), John Hancock Investment Management Services, LLC; Senior Vice President
(since 2006), Vice President (2005–2006), 2nd Vice President (2004–2005), John Hancock Funds,
LLC; Chief Operating Officer (since 2009), Vice President (2007–2009), John Hancock Funds and JHF
III; Vice President (since 2006), John Hancock Funds II and John Hancock Trust; Senior Vice President
(2005–2009), Product Management and Development for John Hancock Funds, LLC; Vice President and
Director (1998–2005), Marketing and Product Management for John Hancock Funds, LLC.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	37

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Thomas M. Kinzler, Born: 1955	2007

Secretary and Chief Legal Officer
Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2006); Secretary and Chief
Legal Counsel, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC
(since 2008); Secretary, John Hancock Funds, LLC and The Berkeley Financial Group, LLC (since 2007);
Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000–2006);
Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000–2004); Secretary and
Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2007

Chief Compliance Officer
Chief Compliance Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2005); Chief Compliance
Officer, John Hancock Advisers, LLC and JHIMS (since 2007); Vice President and Chief Compliance
Officer, John Hancock Advisers, LLC and JHIMS (until 2007); Vice President and Chief Compliance
Officer, MFC Global (U.S.) (2005–2008); Vice President and Assistant Treasurer, Fidelity Group of
Funds (until 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Chief Financial Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2007);
Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–
2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder
Funds, Deutsche Asset Management (2003–2005).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Treasurer, John Hancock Closed-End Funds (since 2009); Assistant Treasurer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III, and John Hancock Trust (since 2007); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005), Vice President and Head of Fund Reporting, Deutsche Asset
Management, previously Scudder, Stevens & Clark (1996–2003).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Boyle, Mr. Pruchansky, Ms. Jackson and Ms. McGill Peterson serve as Trustees for a term expiring in 2010; Mr.Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2011; and Mr. Ladner, Mr.Martin, Mr.Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012.

2 Member of Audit Committee. Mr. Pruchansky was appointed by the Board of Trustees effective September 1, 2009.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Vrysen was elected by the shareholders at an annual shareholders meeting on April 28, 2009.

38	Tax-Advantaged Global Shareholder Yield Fund | Annual report

More information

Trustees	Investment adviser
Patti McGill Peterson,Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadvisers
William H. Cunningham	Epoch Investment Partners, Inc.
Deborah C. Jackson*	Analytic Investors, LLC
Charles L. Ladner
Stanley Martin*	Custodian
Dr. John A. Moore	State Street Bank and Trust Company
Steven R. Pruchansky††
Gregory A. Russo	Transfer agent
John G. Vrysen†	Mellon Investor Services

Officers	Legal counsel
Keith F. Hartstein	K&L Gates LLP
President and Chief Executive Officer
Independent registered
Andrew G. Arnott‡	public accounting firm
Chief Operating Officer	PricewaterhouseCoopers LLP

Thomas M. Kinzler	Stock symbol
Secretary and Chief Legal Officer	Listed New York Stock Exchange: HTY

Francis V. Knox, Jr.	For shareholder assistance
Chief Compliance Officer	refer to page 25

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone§
Treasurer

*Member of the Audit Committee
†† Member of the Audit Committee effective 9-1-09
†Non-Independent Trustee
‡Effective 9-1-09
§Effective 5-7-09

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on FormN-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 toreceive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Annual report | Tax-Advantaged Global Shareholder Yield Fund	39

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P140A 10/09
12/09

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2009, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $39,019 for the fiscal year ended October 31, 2009 and $36,652 for the fiscal year ended October 31, 2008. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal years ended October 31, 2009 and October 31, 2008 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,135 for the fiscal year ended October 31, 2009 and $4,200 for the fiscal year ended October 31, 2008. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

Other fees for the fiscal year ended October 31, 2009 amounted to $55 and there were no other fees for the fiscal year ended October 31, 2008 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2009, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $8,200,788 for the fiscal year ended October 31, 2009 and $4,591,972 for the fiscal year ended October 31, 2008.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman

Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Epoch portfolio managers

Management Biographies and Fund Ownership

Below is a list of the Epoch portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

William W. Priest
Founder, chief executive officer, co-chief investment officer and portfolio manager,
Epoch Investment Partners, Inc. since 2004
Co-managing partner and portfolio manager,
Steinberg, Priest & Sloan Capital Management, LLC (2001–2004)
Began business career in 1965
Joined Fund team in 2007
Fund ownership — $50,001–$100,000

Eric Sappenfield
Managing director, portfolio manager and senior analyst,
Epoch Investment Partners, Inc. since 2006
Research analyst, Spear, Leads & Kellogg (2004–2006)
Senior analyst, Steinberg Priest & Sloane Capital Management, LLC (2002–2004)
Began business career in 1985
Joined Fund team in 2007
Fund ownership — $10,001–$50,000

Michael A. Welhoelter
Managing director, portfolio manager and head of quantitative research and risk management,
Epoch Investment Partners, Inc. since 2005
Director and portfolio manager, Columbia Management Group, Inc. (2001–2005)
Began business career in 1986
Joined Fund team in 2007
Fund ownership — $50,001–$100,000

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total net assets in the table is as of October 31, 2009. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, pooled separate accounts, and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

William W. Priest	Other Registered Investment Companies: 3 (three) accounts with total net assets of approximately
$724 million
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately
$2.4 billion
Other Accounts: 138 (one hundred thirty-eight) accounts with total net assets of approximately
$2.6 billion

Eric Sappenfield	Other Registered Investment Companies: 1 (one) account with
total net assets of approximately
$427 million
Other Pooled Investment Vehicles: 1 (one) account with total net assets of approximately
$486 million
Other Accounts: None

Michael A. Welhoelter	Other Registered Investment Companies: 3 (three) accounts with total net assets of approximately
$724 million
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately
$2.4 billion
Other Accounts: 138 (one hundred thirty-eight) accounts with total net assets of approximately
$2.6 billion

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

With respect to accounts managed by Messrs. Priest, Welhoelter and Pearl, the Subadviser receives performance-based fees with respect to six (6) Other Accounts with total assets of approximately $343 million and one (1) Other Pooled Investment Vehicle with total assets of approximately $90 million.

Information about the Analytic portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund of October 31, 2009.

Harindra de Silva, Ph. D., CFA
President and portfolio manager, Analytic Investors, LLC since 1995
Principal at Analysis Group, Inc. (1986–1994)
Began business career in 1984
Joined Fund team in 2007
Fund ownership — None

Gregory M. McMurran
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007
Fund ownership — None

Dennis Bein, CFA
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1995
Senior consultant, AG Risk Management (1990–1998)
Began business career in 1990
Joined Fund team in 2007
Fund ownership — None

Yigal Newman, Ph.D.
Portfolio Manager Analytic Investors, LLC since 2009
Research Analyst, Analytic Investors, LLC (2005–2009)
Began business career in 2004
Joined Fund team in 2007
Fund ownership — None

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Harindra de Silva, Ph.D., CFA	Other Registered Investment Companies: 14 (fourteen) accounts with total net assets of approximately
$3.5 billion
Other Pooled Investment Vehicles: 17 (seventeen) accounts with total net assets of approximately
$1.5 billion
Other Accounts: 31 (thirty-one) accounts with total net assets of approximately
$2.7 billion

Gregory M. McMurran	Other Registered Investment Companies: 5 (five) accounts with total net assets of approximately
$.5 billion
Other Pooled Investment Vehicles: 1 (one) accounts with total net assets of approximately
$.1 billion

Other Accounts: 2 (two) accounts with total net assets of
approximately $0.2 billion

Dennis Bein, CFA	Other Registered Investment Companies: 13 (thirteen) accounts with total net assets of approximately
$3.4 billion
Other Pooled Investment Vehicles: 18 (eighteen) accounts with total net assets of approximately
$2.2 billion
Other Accounts: 34 (thirty-four) accounts with total net assets of approximately
$2.6 billion

Yigal Newman, Ph.D.	Other Registered Investment Companies: None
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above, except for Messrs. de Silva, McMurran and Bein, who each receive a fee based on performance for 14 accounts, 1 account and 14 accounts, respectively, for “Other Pooled Investments” and for 13 accounts, 0 accounts and 13 accounts, respectively, for “Other Accounts” in the table above.

Conflicts of Interest

Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation

Epoch Compensation

Our compensation system consists of three components — salary, bonus and stock ownership. The mix of remuneration elements varies according to the employee’s level of responsibility and the role that their judgment plays in executing that responsibility. Every employee’s compensation includes a base salary, annual bonus and incentive compensation. The portfolio management teams are compensated based on the performance of their product, their contribution to that performance, the overall performance of the firm and their contribution to the betterment of the firm through corporate citizenship.

Analytic Compensation

Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of	Maximum Number
			Shares Purchased	of Shares that May
	Total Number of	Average Price	as Part of Publicly	Yet Be Purchased
	Shares	per	Announced	Under
Period	Purchased *	Share	Plan	the Plan

November 1, 2008 to
November 30, 2008	0	0	0	935,000

December 1, 2008 to
December 31, 2008	0	0	0	935,000

January 1, 2009 to
January 31, 2009	0	0	0	935,000

February 1, 2009 to
February 28, 2009	0	0	0	935,000

March 1, 2009 to
March 31, 2009	0	0	0	935,000

April 1, 2009 to
April 30, 2009	0	0	0	935,000

May 1, 2009 to
May 31, 2009	0	0	0	935,000

June 1, 2009 to
June 30, 2009	4,700	$10.544	4,700	930,300

July 1, 2009 to
July 31, 2009	12,700	$11.286	17,400	917,600

August 1, 2009 to
August 31, 2009	0	0	0	917,600

September 1, 2009 to
September 30, 2009	0	0	0	917,600

October 1, 2009 to
October 31, 2009	0	0	0	917,600

Total	17,400	$11.086

*Effective December 12, 2008, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may purchase, in the open market, up to 10% of the Fund’s outstanding common shares commencing December 12, 2008 through December 31, 2009. On December 8, 2009, the Board of Trustees approved the renewal of the Fund's current share repurchase plan, which is set to expire on December 31, 2009. As renewed, the Fund may purchase, in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 18, 2009

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: December 18, 2009